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EXHIBIT 10.14

EXECUTION COPY

FIRST AMENDMENT

TO

MASTER INDENTURE AND SERVICING AGREEMENT

by and among

SIERRA RECEIVABLES FUNDING COMPANY, LLC,
as Issuer

and

FAIRFIELD ACCEPTANCE CORPORATION—NEVADA,
as Master Servicer

and

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Trustee

and

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Collateral Agent

Amendment Dated as of July 17, 2003

FIRST AMENDMENT
TO
MASTER INDENTURE AND SERVICING AGREEMENT

        THIS FIRST AMENDMENT TO MASTER INDENTURE AND SERVICING AGREEMENT dated as of July 17, 2003 (this "Amendment") is by and between SIERRA RECEIVABLES FUNDING COMPANY, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer (the "Issuer"), FAIRFIELD ACCEPTANCE CORPORATION-NEVADA, a Delaware corporation, as master servicer (the "Master Servicer"), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as collateral agent (the "Collateral Agent"). This Amendment amends the Master Indenture and Servicing Agreement dated as of August 29, 2002 (the "Agreement") by and between the Issuer, the Master Servicer, the Trustee and the Collateral Agent.

        WHEREAS the Issuer, the Master Servicer, the Trustee and the Collateral Agent have executed the Agreement and capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Agreement;

        WHEREAS, the Issuer, the Master Servicer, the Trustee and the Collateral Agent wish to amend the Agreement in accordance with subsection 13.1(b) of the Agreement;

        NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS RELATING TO
THE SERIES 2002-1 NOTES

        Section 1.1.    Amendment Relating to Definitions.

        (a)   The following definitions are hereby added to the Agreement to read in their entirety as follows:

          "Series 2002-1 Notes" shall mean the Series 2002-1 Loan Backed Variable Funding Notes issued pursuant to the Agreement and the Series 2002-1 Supplement.

          "Series 2002-1 Supplement" shall mean the Series 2002-1 Supplement to the Master Indenture and Servicing Agreement dated as of August 29, 2002 by and between the Issuer, the Master Servicer, the Trustee and the Collateral Agent, as amended from time to time.

        (b)   Article I of the Agreement is hereby amended by adding Section 1.4 to read in its entirety as follows:

        Section 1.4    References.

        References to "Series" or "Series of Notes" in this Agreement, shall, for all purposes, refer only to the Series 2002-1 Notes. References to "Series Supplement" or "Series Supplements" in this Agreement, shall, for all purposes, refer only to the Series 2002-1 Supplement.

        Section 1.2.    Amendment Relating to New Issuances.

        (a)   The Recitals to the Agreement are hereby amended and restated to read in their entirety as follows:

          The Issuer has duly authorized the execution and delivery of this Agreement to provide for issuances of its loan-backed notes to be issued in one series as provided in this Agreement and the Series Supplement.

          All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders of the Series and, to the extent and as provided for in the Series Supplement, the Series Enhancers.

          The Issuer is entering into this Agreement, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. All things necessary have been done to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee hereunder and under the Series Supplement and duly issued by the Issuer, the valid obligations of the Issuer, and to make this Agreement a valid agreement of the Issuer, enforceable in accordance with their and its terms. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders and, to the extent and as provided for in the Series Supplement, the Series Enhancers.

          NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders and, to the extent and as provided for in the Series Supplement, the Series Enhancers.

        (b)   Section 2.10 of the Agreement is hereby amended and restated to read in its entirety as follows:

        Section 2.10    Issuance of Notes.

        (a)   Pursuant to this Agreement and the Series Supplement, the Issuer may issue only one Series of Notes. The total principal amount of Notes that may be authenticated and delivered and Outstanding under this Agreement and the Series Supplement is not limited.

        (b)   On or before the Series Issuance Date relating to the Series 2002-1 Notes, the parties hereto executed and delivered the Series Supplement which specifies the terms of the Series. The terms of such Series Supplement may modify or amend the terms of this Agreement solely as applied to such Series.

        (c)   Subsection 4.1(l) of the Agreement is hereby amended by the addition of a new clause at the end thereof which new clause shall read in its entirety as follows:

          (iv)  Notwithstanding the foregoing provisions of this subsection (l), the Issuer shall not be required to deliver Primary Custodial Documents to the Custodian earlier than the requirements contained in the respective Purchase Agreement.

        (d)   Subsection 5.5(e) of the Agreement is hereby amended and restated to read in its entirety as follows:

          (e)   Except as otherwise provided in the Series Supplement and with respect to the Series Collateral for the Series, the Master Servicer shall have the discretion to sell the collateral which secures any Defaulted Loans free and clear of the Lien of the Series Supplement, in exchange for cash, in accordance with Customary Practices and Credit Standards and Collection Policies. All proceeds of any such sale of such collateral shall be deposited by the Master Servicer into the Series Collection Account.

        (e)   Subsection 13.1(a)(vi) of the Agreement is hereby amended and restated to read in its entirety as follows:

          (vi)  Reserved.

ARTICLE II

MISCELLANEOUS PROVISIONS

        Section 2.1.    Agreement in Full Force and Effect as Amended.    Except as specifically stated herein, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement, as amended and supplemented by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

        Section 2.2.    Governing Law.    This Amendment is governed by and shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 2.3.    Counterparts.    This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, Issuer, the Master Servicer, the Trustee and the Collateral Agent have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

SIERRA RECEIVABLES FUNDING COMPANY, LLC, as Issuer
By:	/s/ JOHN COLE
	Name:	John Cole
	Title:	President and Treasurer
FAIRFIELD ACCEPTANCE CORPORATION-NEVADA, as Master Servicer
By:	/s/ JOHN COLE
	Name:	John Cole
	Title:	President and Treasurer
WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/ ROBERT ASHBAUGH
	Name:	Robert Ashbaugh
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Collateral Agent
By:	/s/ ROBIN M. BELANGER
	Name:	Robin M. Belanger
	Title:	Vice President

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  EXHIBIT 10.14
FIRST AMENDMENT TO MASTER INDENTURE AND SERVICING AGREEMENT
ARTICLE I AMENDMENTS RELATING TO THE SERIES 2002-1 NOTES
ARTICLE II MISCELLANEOUS PROVISIONS